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                                                                    EXHIBIT 24.1

       670 PLAZA WEST BUILDING, 4600 MADISON, KANSAS CITY, MISSOURI 64112

                   (816) 531-6200 FACSIMILE: (816) 531-6646



                               CONSENT OF COUNSEL





    We consent to the reference to our firm in this Registration Statement on Form S-8 filed by International Mercantile Corporation.





                                       FILLMORE & GRIFFIN, L.C.



                                       /s/ FILLMORE & GRIFFIN, L.C.



Kansas City, Missouri

November 4, 1998